UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 16, 2003

PIXELWORKS, INC.

(Exact name of registrant as specified in its charter)

OREGON	000-30269	91-1761992
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8100 SW Nyberg Road
Tualatin, Oregon 97062
(503) 454-1750

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Item 7.         FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

99.1 Press Release dated October 16, 2003

Item 12.       RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 16, 2003, Pixelworks, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2003.  The press release contains forward-looking statements regarding the Company, and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

The press release issued October 16, 2003 is furnished herewith as Exhibit No. 99.1 to this Report, and shall not be deemed filed for the purposes of Section 18 of the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PIXELWORKS, INC.

Date: October 16, 2003	/s/ Jeffrey B. Bouchard

Jeffrey B. Bouchard
Vice President, Finance and
Chief Financial Officer
(Principal Financial and Accounting Officer)